UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock MuniYield Pennsylvania Quality Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

June 2, 2026

Dear Shareholder:

An annual meeting of the shareholders of the BlackRock MuniYield Pennsylvania Quality Fund (“MPA” or the “Fund”) will be held on Wednesday, July 22, 2026, at 10:30 a.m. (Eastern Time), to consider and vote on the proposal discussed in the enclosed proxy statement. The meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

The purpose of the meeting is to seek election by shareholders of the nominees named in the enclosed proxy statement to the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of the Fund. The Board has unanimously approved the nominees named in the enclosed proxy statement on behalf of the Fund (the “Board Nominees”), subject to the vote of the Fund’s shareholders. The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board Members responsible for the Fund recommend that you vote “FOR” the election of the Board Nominees for the Fund. In connection with your vote, we urge you to read the full text of the enclosed proxy statement.

You have received this proxy statement because you were a shareholder of record of the Fund at the close of business on May 26, 2026 (the “Record Date”). Certain other BlackRock Closed-End Funds will also hold annual meetings of shareholders on the date stated above, but at a different time. If you were also a shareholder of record on the Record Date of one or more of such other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please contact your bank or broker/financial intermediary for the voting options available to you. Please be certain to vote by telephone, via the Internet or through the ProxyVote app with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us. These options, if available to you, will allow voting 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Standard time, on July 21, 2026. If you choose to vote by telephone, you are responsible for any telephone charges you may incur.

We would like to assure you of our commitment to ensuring that the annual meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Board and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the annual meeting at 10:00 a.m., Eastern Time on Wednesday, July 22, 2026, thirty minutes in advance of the annual meeting.

•

Permit shareholders attending the annual meeting to submit questions via live webcast during the annual meeting by following the instructions available on the meeting website during the annual meeting. Questions relevant to annual meeting matters will be answered during the annual meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to annual meeting matters that are not answered during the annual meeting due to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at the annual meeting by following the instructions that will be available on the meeting website during the annual meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the annual meeting unless they have registered in advance to attend the annual meeting, as described below.

Your vote is important. Attendance at the annual meeting will be limited to the Fund’s shareholders as of the Record Date.

If your shares in the Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/M6XUZVW by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) and want to attend the meeting you must register in advance of the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC, the Fund’s tabulator. Obtaining a legal proxy may take several days. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson LLC (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone, via the Internet or through the ProxyVote app. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form:

•	By touch-tone telephone;

•	By Internet;

•	On your mobile device through the ProxyVote app;

•	By signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope; or

•	By participating at the meeting as described above.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Fund’s proxy solicitor, to vote your shares.

If you have any questions about the proposal to be voted on or the virtual meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-328-5445.

Sincerely,

Janey Ahn

Secretary of the Fund

50 Hudson Yards, New York, NY 10001

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the proxy statement?

A:	The Fund is required to hold an annual meeting of shareholders for the election of Board Members.

This proxy statement describes a proposal to approve the nominees to the Board of the Fund and provides you with other information relating to the meeting. The table starting on page 5 of the proxy statement identifies the Board Members, including the Board Nominees, for the Fund.

Q:	Will my vote make a difference?

A:	YES. Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all shareholders to participate in the governance of the Fund. Your vote can help ensure that the Board Nominees will be elected.

Q:	How does the Board of the Fund recommend that I vote?

A:	The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Fund and its investment adviser. The Board has approved the Board Nominees named in the proxy statement, believes their election is in your best interest and unanimously recommends that you vote “FOR” each Board Nominee.

Q:	When and where will the meeting be held?

A:	The meeting will be held on Wednesday, July 22, 2026, at 10:30 a.m. (Eastern Time). The meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

Q:	How do I vote my shares?

A:	You can authorize a proxy to vote your shares by telephone, by calling the toll-free number on the proxy card or on the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on July 22, 2026 (the “Notice of Internet Availability of Proxy Materials”), by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card and following the instructions or through the ProxyVote app. If you authorize a proxy to vote your shares by telephone, via the Internet or through the ProxyVote app, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can authorize a proxy to vote your shares by signing and dating the proxy card and mailing it in the enclosed postage-paid envelope.

You may also vote at the meeting; however, even if you plan to attend the virtual meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If your shares in the Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/M6XUZVW by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting.

Also, if you are a beneficial shareholder of the Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), the Fund’s tabulator. Obtaining a legal proxy may take several days. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone, via the Internet or through the ProxyVote app. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Is the Fund paying for the cost of the proxy statement?

A:	The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Fund.

The Fund and BlackRock, Inc. have retained Georgeson, 51 West 52nd Street, 6th Floor, New York, NY 10019, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $11,800 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Fund’s proxy solicitor, toll free at 1-866-328-5445.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone, via the Internet or through the ProxyVote app. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

June 2, 2026

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 22, 2026

To the Shareholders:

An annual meeting of the shareholders of BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA) (“MPA” or the “Fund”) will be held on Wednesday, July 22, 2026, at 10:30 a.m. (Eastern Time), to consider and vote on the proposal, as more fully discussed in the accompanying proxy statement. The meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

PROPOSAL 1.	To consider and vote upon the nominees to the Board (defined below) of the Fund named in the accompanying proxy statement.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek election by shareholders of the nominees named in the accompanying proxy statement to the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of the Fund. The Board has unanimously approved the nominees on behalf of the Fund (the “Board Nominees”), subject to the vote of the Fund’s shareholders. The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that the Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

Your Board unanimously recommends that you vote “FOR” the election of the Board Nominees with respect to which you are being asked to vote.

Shareholders of record of the Fund as of the close of business on May 26, 2026 (the “Record Date”) are entitled to notice of and vote at the meeting and any adjournments, postponements or delays thereof. A list of the Fund’s shareholders as of the Record Date will be available electronically for inspection by any record shareholder of the Fund beginning two business days after notice is given of the meeting and continuing through the meeting. Shareholders interested in inspecting the list of shareholders for the Fund should contact Georgeson LLC at blackrockcef@georgeson.com for additional information.

Certain other BlackRock Closed-End Funds will also hold their annual meetings of shareholders at the place and on the date stated above, but not at the same time. If you were also a shareholder of record on the Record Date of one or more of such other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone, via the Internet or through the ProxyVote app with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on or the virtual meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-328-5445.

By Order of the Board,

Janey Ahn

Secretary of the Fund

50 Hudson Yards, New York, NY 10001

ANNUAL MEETING OF SHAREHOLDERS

JULY 22, 2026

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniYield Pennsylvania Quality Fund (the “Fund”). The proxies will be exercised at the annual meeting (the “meeting”) of shareholders of the Fund and at any and all adjournments, postponements or delays thereof. The meeting will be held on Wednesday, July 22, 2026, at 10:30 a.m. (Eastern Time). The meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders to be Held on July 22, 2026. The meeting will be held in a virtual meeting format only.

Distribution to shareholders of this Proxy Statement and the accompanying materials, or the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on July 22, 2026 (the “Notice of Internet Availability of Proxy Materials”), will commence on or about June 2, 2026.

The Fund is organized as a Massachusetts business trust. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

Shareholders of record of the Fund as of the close of business on May 26, 2026 (the “Record Date”) are entitled to notice of and to vote at the Fund’s annual meeting of shareholders and at any and all adjournments, postponements or delays thereof. Shareholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of Preferred Shares (as defined below) will have equal voting rights with the holders of common shares of beneficial interest (the “Common Shares”) of the Fund. Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board of the Fund, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members of the Fund. The quorum and voting requirements for the Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.” As used herein, the “Preferred Shares” consist of the variable rate demand preferred shares (“VRDP Shares”) of the Fund.

The number of Common Shares outstanding of the Fund and the number of VRDP Shares outstanding of the Fund as of the close of business on the Record Date are 12,949,630 and 826, respectively. The Managed Assets of the Fund on the Record Date are $251,342,227.47. “Managed Assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage). Except as otherwise set forth herein under “ADDITIONAL INFORMATION,” to the knowledge of the Fund, as of April 30, 2026, no person was the beneficial owner of more than five percent of a class of the Fund’s outstanding shares.

The Fund is named on the proxy card or Notice of Internet Availability of Proxy Materials. Even if you plan to attend the meeting, please sign, date and return the proxy card you receive or, if you provide voting instructions by telephone, via the Internet or through the ProxyVote app, please vote on each proposal affecting the Fund. If you vote by telephone, via the Internet or through the

ProxyVote app, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the holding of the meeting (including any adjournments, postponements or delays thereof), will be voted at the meeting when held. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone, via the Internet or through the ProxyVote app may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the virtual meeting and voting at the meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Certain other BlackRock Closed-End Funds will also hold their annual meetings of shareholders on the date stated above, but at a different time. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone, via the Internet or through the ProxyVote app with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If your shares in the Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/M6XUZVW by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting. If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), the Fund’s tabulator. Obtaining a legal proxy may take several days. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting. Even if you plan to participate in the virtual meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone, via the Internet or through the ProxyVote app. Alternatively, you may submit voting instructions by signing and dating the proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the Delaware address and phone number provided above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone, via the Internet or through the ProxyVote app. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE, VIA THE INTERNET OR THROUGH THE PROXYVOTE APP, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 22, 2026.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-35156

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect Board Members for the Fund.

Nominees for the Fund. The Board of the Fund currently consists of nine Board Members, seven of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Board Members”). Each current Board Member is up for re-election at the meeting, and, if re-elected will serve until the later of the date of the Fund’s 2027 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

The owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”) for the Fund. This means that owners of Common Shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of Common Shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. Cynthia L. Egan and W. Carl Kester are standing for election this year as Preferred Shares Nominees.

The Board recommends a vote “FOR” the election of Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski and Arthur P. Steinmetz (the “Board Nominees”). To vote for the Board Nominees, please authorize a proxy to vote your shares by telephone, via the Internet or through the ProxyVote app, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Nominees’ Biographical Information. Please refer to the below table which identifies the Board Nominees and Preferred Shares Nominees for election to the Board and sets forth certain biographical information about the Board Nominees. Each Board Nominee was reviewed by the Governance and Nominating Committee (the “Governance Committee”) of the Board and nominated by the full Board. R. Glenn Hubbard was selected to serve as the Chair of the Board, and W. Carl Kester was selected to serve as the Vice Chair of the Board. All of the closed-end investment companies registered under the 1940 Act advised by BlackRock Advisors, LLC (the “Advisor”), including the Fund, are referred to collectively as the “BlackRock Closed-End Funds.” The BlackRock Closed-End Funds, together with certain other registered investment companies advised by the Advisor or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Independent Board Members/Nominees †

R. Glenn Hubbard 1958	Chair of the Board and Trustee	2026; from 2007 to present	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	50 RICs consisting of 83 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester (2)(3) 1951	Vice Chair of the Board and Trustee	2026; from 2007 to present	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	52 RICs consisting of 85 Portfolios	None

Cynthia L. Egan (2)(3) 1955	Trustee	2026; from 2016 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	52 RICs consisting of 85 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Lorenzo A. Flores 1964	Trustee	2026; from 2021 to present	Chief Financial Officer, Lattice Semiconductor Corporation (LSCC) since 2025; Chief Financial Officer, Intel Foundry from 2024 to 2025; Vice Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	50 RICs consisting of 83 Portfolios	None

Stayce D. Harris 1959	Trustee	2026; from 2021 to present	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	50 RICs consisting of 83 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Trustee	2026; from 2021 to present	Board Chairman of Vestis Corporation since 2023; Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation from April 2025 to July 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	50 RICs consisting of 83 Portfolios	Vestis Corporation (uniforms and facilities services)

Arthur P. Steinmetz (3) 1958	Trustee	2026; from 2023 to present	Trustee of Denison University since 2020; Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	52 RICs consisting of 85 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Interested Board Members/Nominees ††

Robert Fairbairn 1965	Trustee	2026; from 2018 to present	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	76 RICs consisting of 253 Portfolios	None

John M. Perlowski (3) 1964	Trustee, President and Chief Executive Officer	2026; Director from 2014 to present; President and Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009; Member of BlackRock’s Global Executive Committee since 2025.	78 RICs consisting of 255 Portfolios	None

*	Date shown is the earliest date a person has served for the Fund. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Fund’s Boards in 2007, those Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.
**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The BlackRock Fixed-Income Complex is comprised of 52 RICs consisting of 85 Portfolios.
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75, provided that, the maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.

††	Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Multi-Asset Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72, provided that, the maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.
(1)	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(2)	Preferred Shares Nominees.
(3)	Ms. Egan, Dr. Kester, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock HPS Credit Strategies Fund and BlackRock Private Investments Fund.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Board believes that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Board.

Board Members/Nominees	Experience, Qualifications and Skills
R. Glenn Hubbard	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Fund’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Hubbard’s independence from the Fund and the Advisor enhances his service as Chair of the Board, Chair of the Executive Committee and a member of the Governance Committee, the Compliance Committee and the Performance Oversight Committee.

W. Carl Kester	The Board benefits from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Kester’s independence from the Fund and the Advisor enhances his service as a Vice Chair of the Board, Chair of the Governance Committee and a member of the Executive Committee, the Discount Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Cynthia L. Egan	Cynthia L. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and a director and Chair of the Board of The Hanover Group, a public property casualty insurance company. Ms. Egan is also the lead independent director and non-executive Vice Chair of the Board of Huntsman Corporation, a publicly traded manufacturer and marketer of chemical products. Ms. Egan’s independence from the Fund and the Advisor enhances her service as Chair of the Compliance Committee, Chair of the Discount Committee and a member of the Securities Lending Committee, the Governance Committee and the Performance Oversight Committee.

Lorenzo A. Flores	The Board benefits from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer of Lattice Semiconductor Corporation, a semiconductor company that designs, develops, and markets programmable logic products and related software, Chief Financial Officer of Intel Foundry, a semiconductor manufacturing unit of Intel Corporation, Chief Financial Officer and Corporate Controller of Xilinx, Inc., a technology and semiconductor company that supplies programmable logic devices, and Vice Chairman of Kioxia, Inc., a manufacturer and supplier of flash memory and solid state drives, and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as Chair of the Audit Committee. Mr. Flores’s independence from the Fund and the Advisor enhances his service as a member of the Performance Oversight Committee.

Stayce D. Harris	The Board benefits from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs.

Board Members/Nominees	Experience, Qualifications and Skills
Ms. Harris is also a director of The Boeing Company. Ms. Harris’s independence from the Fund and the Advisor enhances her service as a member of the Compliance Committee and the Performance Oversight Committee.

J. Phillip Holloman	The Board benefits from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as Board Chairman, Vestis Corporation since 2023; Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation from April 2025 to July 2025; President and Chief Operating Officer of Cintas Corporation allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman’s independence from the Fund and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Arthur P. Steinmetz	The Board benefits from Arthur P. Steinmetz’s many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry. Mr. Steinmetz’s service as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds provides insight into the asset management industry. He has also served as a Director of ScotiaBank (U.S.). Mr. Steinmetz’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Steinmetz’s independence from the Fund and the Advisor enhances his service as Chair of the Performance Oversight Committee, Chair of the Securities Lending Committee and member of the Discount Committee.

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Boards with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Fund provides him with a strong understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.

Board Members/Nominees	Experience, Qualifications and Skills
Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

Board Leadership Structure and Oversight

The Board consists of nine Board Members, seven of whom are Independent Board Members. The registered investment companies advised by the Advisor or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

The Board has overall responsibility for the oversight of the Fund. The Chair of the Board and the Chief Executive Officer are different people. Not only is the Chair an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Board has seven standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee, a Securities Lending Committee, a Discount Committee and an Executive Committee.

The Board currently oversees the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee of the Fund has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Fund does not have a compensation committee because its executive officers, other than the Fund’s Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Fund and the CCO’s compensation is comprehensively reviewed by the Board. The role of the Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Fund’s management, in executive sessions or with other service providers to the Fund. The Board has regular meetings five times a year, including a meeting to consider the approval of the Fund’s investment management agreements and, if necessary, may hold special meetings before its next regular meeting. The Audit Committee, the Governance Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee each meets regularly and the Executive Committee and the Discount Committee each meets on an ad hoc basis to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chief Executive Officer from the Chair because it believes that having an independent Chair:

•	increases the independent oversight of the Fund and enhances the Board’s objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Fund’s operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Board; and

•	provides independent spokespersons for the Fund.

The Board has engaged the Advisor to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisor, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s charter, and the Fund’s investment objective(s) and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisor and its role in running the operations of the Fund.

Day-to-day risk management with respect to the Fund is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board has approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports regularly to the Board regarding compliance matters for the Fund and its service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for the Fund’s most recent fiscal year is set forth in Appendix A.

Equity Securities Owned by Board Members/Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Fund as of March 31, 2026 is set forth in Appendix B.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of the Fund to encourage Board Members to attend the annual shareholders’ meeting. One Board Member of the Fund in office at the time attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2025, the Board met 8 times. During the Fund’s most recent full fiscal year ended July 31, 2025, the Board met 8 times. No incumbent Board Member attended less than 75% of the aggregate number of meetings of the Board and of each Committee on which the Board Member served during the Fund’s most recently completed full fiscal year.

Committees of the Board. Information relating to the various standing Committees of the Board is set forth in Appendix C.

Delinquent Section 16(a) Reports. None to report.

Executive Officers of the Fund. Information about the executive officers of the Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix D.

Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the meeting. The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast on any matter at a shareholder meeting shall constitute a quorum for purposes of conducting business on such matter. With respect to the election of the Preferred Shares Nominees, a quorum will consist of the presence in person or by proxy of the holders of Preferred Shares entitled to cast a majority of the votes entitled to be cast on the election of the Preferred Shares Nominees.

The affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for the Fund. The affirmative vote of a majority of the holders of the Preferred Shares represented in person or by proxy at a meeting at which a quorum is present is necessary to elect each of the Preferred Shares Nominees under Proposal 1 for the Fund. Withheld votes, abstentions and broker non-votes, if any, will be counted as represented at the meeting and will have the same effect as a vote against Proposal 1.

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withheld votes, abstentions and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. Preferred Shares of the Fund held in “street name” may be counted for purposes of establishing a quorum of shareholders of the Fund if no instructions are received one business day before the applicable meeting or, if adjourned, postponed, or delayed, one business day before the day to which the meeting is adjourned, postponed, or delayed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, vote at their discretion if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of Proposal 1.

If you hold shares of the Fund through a bank, broker, other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of the Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Fund.

A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.

The Fund’s Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

The Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s annual report to shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committee received no such notifications for the Fund during its most recently completed fiscal year. Following the Fund’s Audit Committee’s review and discussion with the Fund’s independent registered public accounting firm, pursuant to authority delegated by the Board, the Fund’s Audit Committee approved the Fund’s audited financial statements for the Fund’s most recently completed fiscal year ended July 31, 2025 for inclusion in the Fund’s annual report to shareholders.

Appendix E sets forth the fees billed by the Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix E is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably associated with the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance and/or tax preparation, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix E relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(e) Aggregate Non-Audit Fees for Services Provided to the Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee—the sum of the fees shown under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees,” and fees paid by the Fund’s Affiliated Service Providers to the Fund’s independent registered public accounting firm.

The Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. The Fund’s Audit Committee also is required to consider and approve (i) the provision by the Fund’s independent registered public accounting firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix E to this Proxy Statement for information about the fees paid by the Fund, its investment adviser, and Affiliated Service Providers to the Fund’s independent registered public accounting firm.

The Audit Committee of the Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. The Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to the Fund’s Audit Committee for ratification at the next regularly scheduled Board meeting.

For the Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Fund for which the general pre-approval requirement was waived.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Fund’s Audit Committee was required for the calendar years ended December 31, 2025 and December 31, 2024 were $2,149,000 and $2,149,000, respectively. These fees were paid in their entirety by BlackRock in connection with services provided to the Affiliated Service Providers of the Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and secondarily, a subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

The Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to the Fund and the Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of the Fund consists of the following Board Members:

Lorenzo A. Flores (Chair);

Arthur P. Steinmetz; and

J. Phillip Holloman.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of April 30, 2026, to the best of the Fund’s knowledge, based on filings made on or before April 30, 2026 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Fund:

Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
The Toronto-Dominion Bank	1 Vanderbilt Avenue New York, NY 10017	—	—	VRDP: 826	VRDP: 100%
Wells Fargo & Company	333 Market Street, San Francisco, CA 94105	897,743	6.90%	—	—
RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	1,067,392	8.24%	—	—

Investment Advisor and Administrator

The Advisor provides investment advisory and administrative services to the Fund. The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisor, located at 50 Hudson Yards, New York, NY 10001, is a wholly owned subsidiary of BlackRock.

Distributor

BlackRock Investments, LLC serves as the placement agent for the common shares of certain other BlackRock Closed-End Funds through various specified transactions, including at-the-market offerings pursuant to Rule 415 under the Securities Act of 1933, as amended, subject to various conditions. BlackRock Investments, LLC is located at 50 Hudson Yards, New York, NY 10001.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund must be received at the offices of the Fund, 50 Hudson Yards, New York, NY 10001, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2027 annual meeting of the Fund’s shareholders and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by Tuesday, February 2, 2027. In the event the Fund moves the date of its 2027 annual shareholder meeting by more than 30 days from the anniversary of its 2026 annual shareholder meeting, shareholder submissions of proposals for inclusion in the Fund’s proxy statement and proxy card for the 2027 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2027 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2027 annual shareholder meeting in accordance with

Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2027 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for the Fund require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2027 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and, assuming that the 2027 annual shareholder meeting is held within 25 days of July 22, 2027, must be received by the Fund between Monday, February 22, 2027 and Wednesday, March 24, 2027.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Wednesday, March 24, 2027. In the event the Fund moves the date of its 2027 annual shareholder meeting by more than 25 days from the anniversary of its 2026 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2027 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of the Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2027 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. For further information, please see Appendix C—Committees of the Board—Governance Committee.

Written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001. Shareholders may communicate with the Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies and hosting the virtual meeting will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Fund.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and BlackRock have retained Georgeson, 51 West 52nd Street, 6th Floor, New York, NY 10019, a proxy solicitation firm, to assist in the distribution of proxy materials, the solicitation and tabulation of proxies and the hosting of the virtual meeting. It is anticipated that Georgeson will be paid approximately $11,800 for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet.

Standstill Agreements

Karpus Standstill Agreement

On May 3, 2024, the Fund and the Advisor entered into a standstill agreement with Karpus Management, Inc. (“Karpus”). During the effective period of the standstill agreement, Karpus, the Fund and the Advisor agreed to be bound by the terms of such agreement, which include an agreement by Karpus to (1) abide by certain standstill covenants, and (2) vote its Common Shares in accordance with the recommendation of the Fund’s Board on all proposals submitted to shareholders. The standstill agreement will remain in effect until the earlier of (A) May 3, 2027 and (B) 10 days prior to the record date for the Fund’s 2027 annual meeting of shareholders, unless the agreement is terminated earlier by the parties.

Saba Standstill Agreements

On January 20, 2025, the Fund and the Advisor entered into a standstill agreement with Saba Capital Management, L.P. (“Saba”). During the effective period of the standstill agreement, Saba, the Fund and the Advisor agreed to be bound by the terms of such agreement, which include an agreement by Saba to (1) abide by certain customary standstill covenants, (2) withdraw the shareholder proposal previously submitted for consideration at the Fund’s 2025 annual meeting of shareholders, and (3) vote its common shares of beneficial interest, if any, in accordance with the recommendation of the Fund’s Board on all matters submitted to shareholders. The standstill agreement will remain in effect until the day following completion of the Fund’s 2027 annual meeting of shareholders or August 31, 2027, whichever is earlier, unless the agreement is terminated earlier by the parties.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to the Fund’s shareholders as of the Record Date. If your shares in the Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/M6XUZVW by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting. If you are a beneficial shareholder of the Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

The Fund obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) information the Fund receives from visits to the Fund’s or its affiliates’ websites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Fund restricts access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2026 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies named in the enclosed proxy card will vote upon such matters in accordance with their discretion.

A list of the Fund’s shareholders as of the Record Date will be available electronically for inspection by any record shareholder of the Fund beginning two business days after notice is given of the annual shareholder meeting and continuing through the annual shareholder meeting.

Shareholders interested in inspecting the list of shareholders for the Fund should contact Georgeson LLC at blackrockcef@georgeson.com for additional information.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board of the Fund, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than one hundred and twenty (120) days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting under various circumstances, including to permit further solicitation of proxies with respect to a proposal if the chair determines that adjournment is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone, via the Internet or through the ProxyVote app.

By Order of the Board,

Janey Ahn

Secretary of the Fund

June 2, 2026

Appendix A – Compensation of the Board Members

Each Independent Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board Member of the BlackRock-advised funds, including the Fund, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Board and the Vice Chair of the Board are paid an additional annual retainer of $140,000 and $84,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, Governance Committee, Discount Committee and Securities Lending Committee are each paid an additional annual retainer of $55,000, $42,500, $50,000, $42,500, $5,000 and $5,000, respectively, in addition to the retainers that they each receive as a member of such committee. Each member (including the Chair) of the Audit Committee, Compliance Committee, Governance Committee, Discount Committee and Securities Lending Committee is paid an additional annual retainer of $30,000, $25,000, $25,000, $20,000 and $15,000, respectively, for his or her service on such committee. An Independent Board Member may receive additional compensation for his or her service as a member or Chair, as applicable, of one or more ad hoc committees of the Board. The Fund will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by the Fund during its most recently completed fiscal year and by all BlackRock-advised funds for the most recently completed calendar year. For the number of BlackRock-advised Funds from which each Independent Board Member receives compensation, see the Biographical Information Chart in the discussion of Proposal 1. Messrs. Perlowski and Fairbairn serve without compensation from the Fund because of their affiliation with BlackRock, Inc. and the Advisor.

Fund	Fund’s Fiscal Year End(1)	Cynthia L. Egan(2)(5)	Lorenzo A. Flores(2)(6)	Stayce D. Harris(2)	J. Phillip Holloman(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)(4)	Arthur P. Steinmetz(2)(7)	Fund Total
MPA	31-Jul	$1,427	$1,170	$1,109	$1,182	$1,561	$1,614	$1,476	$1,274	$10,813

Total Compensation from all BlackRock-advised funds(3)		$580,000	$400,000	$395,000	$425,000	$560,000	$671,500	$610,000	$537,500	$4,179,000

(1)	Information is for the Fund’s most recent fiscal year.

(2)	Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester, Ms. Lynch and Mr. Steinmetz is $1,055,218, $1,032,387, $1,101,752, $5,907,215, $2,544,830, $720,927 and $603,379, respectively, as of December 31, 2025. Ms. Egan did not participate in the deferred compensation plan as of December 31, 2025.

(3)

Represents the aggregate compensation earned from the funds in the BlackRock Fixed-Income Complex during the calendar year ended December 31, 2025. Of this amount, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester, Ms. Lynch and

A-1

Mr. Steinmetz deferred $200,000, $197,500, $212,500, $280,000, $546,859, $603,900 and $268,750, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

(4)	Ms. Lynch resigned as a Board Member of the Fund; Chair of the Audit Committee, Discount Committee, and Securities Lending Committee; and Member of the Governance Committee and Performance Oversight Committee effective as of March 9, 2026.

(5)	Ms. Egan became Chair of the Discount Committee, effective May 20, 2026.

(6)	Mr. Flores became Chair of the Audit Committee, effective March 9, 2026.

(7)	Mr. Steinmetz became Chair of the Securities Lending Committee, effective May 20, 2026.

A-2

Appendix B – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members/Board Nominees in the Fund as of March 31, 2026, except as otherwise indicated. No Board Member/Board Nominee owns Preferred Shares.

Name of Board Member and Board Nominee	Number of Common Shares	Aggregate Dollar Range of Common Shares in the Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies
Interested Board Members/Board Nominees:

Robert Fairbairn	0	$0	Over $100,000	Over $100,000

John M. Perlowski	0	$0	Over $100,000	Over $100,000

Independent Board Members/Board Nominees:

Cynthia L. Egan	0	$0	Over $100,000	Over $100,000

Lorenzo A. Flores	0	$0	None	Over $100,000

Stayce D. Harris	0	$0	$10,001-$50,000	Over $100,000

J. Phillip Holloman	0	$0	None	Over $100,000

R. Glenn Hubbard	0	$0	Over $100,000	Over $100,000

W. Carl Kester	0	$0	Over $100,000	Over $100,000

Arthur P. Steinmetz	0	$0	None	Over $100,000

(1)	Represents, as of March 31, 2026, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the BlackRock Fixed Income Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock Corporate High Yield Fund, Inc. (HYT), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Energy and Resources Trust (BGR), BlackRock Enhanced Large Cap Core Fund, Inc. (CII), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Enhanced International Dividend Trust (BGY), BlackRock Floating Rate Income Trust (BGT), BlackRock Health Sciences Trust (BME) and BlackRock Limited Duration Income Trust (BLW), along with certain open-end investment companies in the BlackRock Fixed-Income Complex, are eligible investments. As of March 31, 2026, Ms. Egan did not participate in the deferred compensation plan.

As of March 31, 2026, all Board Members/Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of the Fund, and the Chief Financial Officer of the Fund did not own any shares in the Fund.

As of March 31, 2026, none of the Independent Board Members nor their immediate family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

B-1

Appendix C – Committees of the Board

The business and affairs of the Fund are managed by or under the direction of the Board.

Standing Committees. The Board of the Fund has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee composed of Lorenzo A. Flores (Chair), J. Phillip Holloman and Arthur P. Steinmetz, all of whom are Independent Board Members. Messrs. Steinmetz and Flores have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. The Board has a standing Governance Committee composed of W. Carl Kester (Chair), Cynthia L. Egan, J. Phillip Holloman and R. Glenn Hubbard, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Fund (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

The Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under the Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. The Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2027 annual shareholder meeting of a Fund is held within 25 days of July 22, 2027, the Fund must receive notice pertaining to the 2027 annual meeting of shareholders no earlier than Monday, February 22, 2027 and no later than Wednesday, March 24, 2027. However, if the Fund holds its 2027 annual shareholder meeting on a date that is not within 25 days before or after July 22, 2027, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

The Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Fund has adopted Board Member qualification requirements which can be found in the Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to the Fund’s By-laws for more details.

A copy of the Governance Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Stayce D. Harris, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisers and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. The Fund has a Performance Oversight Committee composed of Arthur P. Steinmetz (Chair), Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee.

Discount Committee. The Fund has a Discount Committee composed of Cynthia L. Egan (Chair), Arthur P. Steinmetz and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Discount Committee include, without limitation, the following responsibilities with respect to the Fund when the Fund is trading at a share price lower than its net asset value (referred to as “trading at a discount”): (i) monitoring, on behalf of the Board, the Fund; (ii) seeking to identify factors driving the Fund trading at a discount; (iii) engaging with the Advisor on ways to potentially mitigate the Fund trading at a discount; (iv) reviewing and making recommendations to the Board regarding actions related to the Fund trading at a discount; and (v) addressing such other matters relating to the Fund trading at a discount as the Discount Committee deems appropriate. The Board has adopted a written charter for the Board’s Discount Committee.

Securities Lending Committee. The Fund has a Securities Lending Committee composed of Arthur P. Steinmetz (Chair), Cynthia L. Egan and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Securities Lending Committee include, without limitation: (i) supporting, overseeing and organizing on behalf of the Board the process for oversight of the Fund’s securities lending activities; and (ii) providing a recommendation to the Board regarding the annual approval of the Fund’s Securities Lending Guidelines and the Fund’s agreement with the lending agent. The Board has adopted a written charter for the Board’s Securities Lending Committee.

Executive Committee. The Fund has an Executive Committee composed of R. Glenn Hubbard (Chair) and W. Carl Kester, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the

Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee.

The Board currently oversee the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Discount Committee, Securities Lending Committee and Executive Committee met the following number of times for the Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Discount Committee Meetings	Number of Securities Lending Committee Meetings	Number of Executive Committee Meetings
MPA	31-Jul	9	4	4	4	4	3	0

Appendix D – Information Pertaining to the Executive Officers of the Fund

The executive officers of the Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Each executive officer is an “interested person” of the Fund (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 1964	Director/Trustee, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Director/Trustee since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009.

Stephen Minar 1984	Vice President	Annual; Since May 2025	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.

Trent Walker 1974	Chief Financial Officer	Annual; Since 2021	Managing Director of BlackRock, Inc. since 2019.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (“CCO”)	Annual; Since 2023	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. since 2018.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

With the exception of the CCO, executive officers receive no compensation from the Fund. The Fund compensates the CCO for his services as its CCO.

D-1

Appendix E – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
MPA	31-Jul	32,698	32,538	0	0

Tax Fees and All Other Fees

		Tax Fees*		All Other Fees(1)
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
MPA	31-Jul	14,500	14,456	388	0

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.

(1)	The Other Fees represent the Fund’s allocable share of fees paid for issuance of Compliance Attestation Reports pursuant to Rule 38a-1. The amount paid by the Fund and other BlackRock open-end and closed-end funds is allocated evenly across all funds in existence during the period when the applicable services were performed.

Aggregate Non-Audit Fees for Services Provided to the Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee:

		Aggregate Non-Audit Fees for Pre-Approved Services to the Fund and its Affiliated Service Provider*
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
MPA	31-Jul	14,888	14,456

*	Reflects the sum of the fees shown above under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” with respect to the Fund. Non-audit fees of $2,149,00 and $2,149,000 for the calendar years ended December 31, 2025 and December 31, 2024, respectively, were also paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and, secondarily, a subscription to the Deloitte Accounting Research Tool. Those amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

MPA_0726

BLACKROCK CLOSED-END FUNDS

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

Visit: www.meetnow.global/M6XUZVW

on July 22, 2026 at 10:30 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit

control number from the shaded box on this card.

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 22, 2026
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Pennsylvania Quality Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of BlackRock MuniYield Pennsylvania Quality Fund to be held on July 22, 2026, at 10:30 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. The Annual Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: www.meetnow.global/M6XUZVW. To attend and participate in the virtual Joint Annual Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

MPA_35156_NonSM_050426

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be Held on July 22, 2026.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-35156

FUND

BlackRock MuniYield Pennsylvania Quality Fund

Please detach at perforation before mailing.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal

1.	To Elect Board Member Nominees:

☐ To vote all Nominees FOR   ☐ To vote all Nominees AGAINST   ☐ To vote all Nominees ABSTAIN or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN
01 Robert Fairbairn	☐	☐	☐
03 Stayce D. Harris	☐	☐	☐
05 R. Glenn Hubbard	☐	☐	☐
07 Arthur P. Steinmetz	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 Lorenzo A. Flores	☐	☐	☐
04 J. Phillip Holloman	☐	☐	☐
06 John M. Perlowski	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below
/ /

Signature 1 — Please keep signature within the box

Signature 2 — Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx

MPA1 35156

xxxxxxxx

BLACKROCK CLOSED-END FUNDS

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTION:

MAIL Vote, sign and mail in the enclosed Business Reply Envelope

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 22, 2026
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Pennsylvania Quality Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of BlackRock MuniYield Pennsylvania Quality Fund to be held on July 22, 2026, at 10:30 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

MPA_35156_NonSM_Pref_050426

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be Held on July 22, 2026.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-35156

FUND

BlackRock MuniYield Pennsylvania Quality Fund

Please detach at perforation before mailing.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal

1.	To Elect Board Member Nominees:

☐ To vote all Nominees FOR   ☐ To vote all Nominees AGAINST   ☐ To vote all Nominees ABSTAIN or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN
01 Robert Fairbairn	☐	☐	☐
03 Stayce D. Harris	☐	☐	☐
05 R. Glenn Hubbard	☐	☐	☐
07 Arthur P. Steinmetz	☐	☐	☐
09 W. Carl Kester	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 Lorenzo A. Flores	☐	☐	☐
04 J. Phillip Holloman	☐	☐	☐
06 John M. Perlowski	☐	☐	☐
08 Cynthia L. Egan	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below
/ /

Signature 1 — Please keep signature within the box

Signature 2 — Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx

MPA2 35156

xxxxxxxx